SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 20, 2004 (July 19, 2004)

Date of Report (Date of earliest event reported)

Zions Bancorporation

(Exact name of registrant as specified in its charter)

Utah	0-2610	87-0227400
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah	84111

(Address of principal executive offices)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Zions Bancorporation (the “Company”) under the Securities Act of 1933, as amended.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 99.1	Press release dated July 19, 2004 announcing regular quarterly dividend

Item 9.	Regulation FD Disclosure

A copy of the press release issued July 19, 2004 by the Registrant announcing the Board of Directors’ authorization of a $0.32 dividend payable August 25, 2004 is attached hereto as Exhibit 99.1.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/s/ Clark B. Hinckley
Name: Clark B. Hinckley Title: Senior Vice President Investor Relations

Date: July 20, 2004

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